EX-99.906CERT
SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended June 30, 2010, of Nationwide Variable Insurance Trust (the “Registrant”).
I, Joseph A. Finelli, the Principal Financial Officer of the Registrant, certify, to the best of my knowledge, that:
1.	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
August 30, 2010
Date

/s/ Joseph A. Finelli
Joseph A. Finelli
Principal Financial Officer Nationwide Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended June 30, 2010, of Nationwide Variable Insurance Trust (the “Registrant”).
I, Michael S. Spangler, the Principal Executive Officer of the Registrant, certify, to the best of my knowledge, that:
1.	the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
August 30, 2010
Date

/s/ Michael S. Spangler
Michael S. Spangler
Principal Executive Officer Nationwide Variable Insurance Trust

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.